Equity Method Investments	12 Months Ended
Dec. 31, 2010
Equity Method Investments
Equity Method Investments

7.             Equity Method Investments

Attune Australia

In November 2007, the Company purchased a 50% interest in Attune Australia LLC ("Attune") for $7.2 million from RAAM Exploration LLC.  Concordia Resources Inc., a related party, owns the remaining 50% of Attune Australia LLC.  Attune's operations consist of its ownership of an overriding royalty interest in an Australian oil field that began producing oil in November 2007.  Due to the Company's ability to exercise significant influence on this entity, the Company has accounted for the investment in Attune using the equity method.

The Company evaluates its equity method investments on a quarterly basis to ensure proper accounting treatment is being applied.  During the Company's equity method investment review in the fourth quarter of 2010, the Company researched information on the oil field and found reserve information published on the operator's website, which the Company used to perform an economic reserve run.  The results of this analysis led the Company to determine that the Attune investment had incurred an other than temporary impairment ("OTTI").  The company performed a discounted cash flow analysis using risk adjusted discount rates to estimate the current fair value of the Attune investment.  The result of this analysis was a $5.2 million OTTI charge, which was recorded in the Consolidated Statements of Operation in (Loss) Income from Equity Method Investments.

Former Equity investment

During 2008, the Company became a 50% member of a limited liability company (the LLC) that participates as a working interest and revenue owner in certain of its oil and gas properties.  The remaining 50% of the LLC units are owned by three unrelated third party entities.  The Company contributed $60 million and $10.3 million of oil and gas properties to the LLC during 2008 and 2009, respectively.  One member of the LLC did not make a contribution in 2009; this resulted in an increase in the Company's ownership from 50% to 51%.  This investment was accounted for using the equity method for 2008 and the first six months of 2009.  The Company recorded its share of the entity's net income and net loss, $0.5 million at June 30, 2009 and $(7.6) million at December 31, 2008, respectively, as income (loss) on equity investment in the accompanying consolidated statements of operations.  On June 30, 2009, the Company withdrew its 51% share of the assets, liabilities, working interests and net revenue interests from the LLC.  The Company owned $3.3 million of cash, $60.4 million of net oil and gas properties, and a $0.6 million asset retirement obligation.  These values are included within the Company's consolidated financial statements, and the Company's share of the LLC reserves are included in the year end 2010 and 2009 reserve report information disclosed in the attached unaudited supplemental oil and gas data.